UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: August 4, 2008

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

American Airlines, Inc. is filing herewith a press release issued on August 4, 2008 as Exhibit 99.1, which is included herein.  This press release was issued to report July traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  August 5, 2008

EXHIBIT INDEX

Exhibit    Description

99.1                      Press Release

                        CONTACT:                             Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:  Monday, August 4, 2008

AMERICAN AIRLINES REPORTS JULY TRAFFIC

FORT WORTH, Texas – American Airlines, the world’s largest airline, reported a July load factor of 85.8 percent, a decline of 2.0 points versus the same period last year.  Traffic decreased 3.5 percent and capacity decreased 1.2 percent year over year.
Domestic traffic decreased 5.3 percent year over year on 3.0 percent less capacity.  International traffic decreased by 0.2 percent relative to last year on a capacity increase of 2.0 percent.
American boarded 8.8 million passengers in July.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

July
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	12,461,750	12,911,814	-3.5%
D.O.T. DOMESTIC	7,870,461	8,309,853	-5.3
INTERNATIONAL	4,591,289	4,601,961	-0.2
ATLANTIC	1,892,786	1,965,118	-3.7
LATIN AMERICA	2,212,771	2,154,681	2.7
PACIFIC	485,732	482,162	0.7

AVAILABLE SEAT MILES (000)
SYSTEM	14,521,754	14,697,360	-1.2%
D.O.T. DOMESTIC	9,017,387	9,298,773	-3.0
INTERNATIONAL	5,504,367	5,398,586	2.0
ATLANTIC	2,277,159	2,309,696	-1.4
LATIN AMERICA	2,647,452	2,531,263	4.6
PACIFIC	579,756	557,628	4.0

LOAD FACTOR
SYSTEM	85.8%	87.9%	-2.0	Pts
D.O.T. DOMESTIC	87.3	89.4	-2.1
INTERNATIONAL	83.4	85.2	-1.8
ATLANTIC	83.1	85.1	-2.0
LATIN AMERICA	83.6	85.1	-1.5
PACIFIC	83.8	86.5	-2.7

PASSENGERS BOARDED	8,799,508	9,127,433	-3.6%

SYSTEM CARGO TON MILES (000)	179,645	171,973	4.5%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

YTD July
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	79,340,184	81,142,788	-2.2%
D.O.T. DOMESTIC	50,623,040	52,987,452	-4.5
INTERNATIONAL	28,717,144	28,155,337	2.0
ATLANTIC	11,192,706	11,356,147	-1.4
LATIN AMERICA	14,299,900	13,536,143	5.6
PACIFIC	3,224,538	3,263,046	-1.2

AVAILABLE SEAT MILES (000)
SYSTEM	97,279,008	99,015,907	-1.8%
D.O.T. DOMESTIC	60,971,333	63,223,042	-3.6
INTERNATIONAL	36,307,675	35,792,865	1.4
ATLANTIC	14,240,657	14,332,405	-0.6
LATIN AMERICA	18,189,076	17,548,710	3.6
PACIFIC	3,877,943	3,911,750	-0.9

LOAD FACTOR
SYSTEM	81.6%	81.9%	-0.4	Pts
D.O.T. DOMESTIC	83.0	83.8	-0.8
INTERNATIONAL	79.1	78.7	0.4
ATLANTIC	78.6	79.2	-0.6
LATIN AMERICA	78.6	77.1	1.5
PACIFIC	83.2	83.4	-0.3

PASSENGERS BOARDED	56,128,487	57,746,421	-2.8%

SYSTEM CARGO TON MILES (000)	1,217,489	1,232,103	-1.2%

About American Airlines

American Airlines is the world's largest airline.  American, American Eagle and the AmericanConnection® airlines serve 250 cities in over 40 countries with more than 4,000 daily flights.  The combined network fleet numbers more than 1,000 aircraft.  American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers.  American Airlines is a founding member of the oneworld® Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own.  Together, its members serve nearly 700 destinations in over 140 countries and territories.  American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation.  AmericanAirlines, American Eagle, the AmericanConnection® airlines, AA.com, We know why you fly and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)

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